Filed Pursuant to Rule 497(a)

File No. 333-204582

Rule 482ad

Capitala Finance Corp.

$50,000,000

5.75% Convertible Notes due 2022

PRICING TERM SHEET

May 23, 2017

The following sets forth the final terms of the 5.75% Convertible Notes due 2022 and should only be read together with the preliminary prospectus supplement dated May 22, 2017, together with the accompanying prospectus dated May 1, 2017, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer	Capitala Finance Corp. (the “Company”)
Security	5.75% Convertible Notes due 2022 (the “Notes”)
Aggregate Principal Amount Offered	$50,000,000
Over-allotment option	$7,500,000

Net Proceeds	$48.2 million, after deducting the underwriting discounts and commissions and estimated offering expenses payable by the Company.
Maturity	May 31, 2022, unless earlier repurchased or converted
Interest Rate	5.75% per year
Interest Payment Dates	Quarterly in arrears on February 28, May 31, August 31 and November 30, commencing on August 31, 2017

Denomination	$25.00 and integral multiples thereof
Price at Issuance	100%
Price to Underwriters	97%
The NASDAQ Global Select Market Symbol of the Company’s Common Stock	CPTA
NASDAQ Global Select Market Closing Price of the Company’s Common Stock on May 23, 2017	$13.78

Conversion Premium	Approximately 14% above the NASDAQ Global Select Market Closing Price of the Company common stock on May 23, 2017
Initial Conversion Price	Approximately $15.71 per share of the Company’s common stock
Initial Conversion Rate	1.5913 shares of Company common stock per $25.00 principal amount of Notes

Trade Date	May 23, 2017
Settlement Date	May 26, 2017 (T + 3)
Sole Book-Running Manager	Keefe, Bruyette & Woods, Inc.
Co-Managers	BB&T Capital Markets, a division of BB&T Securities, LLC Janney Montgomery Scott LLC Seaport Global Securities LLC

Ranking	Senior Unsecured

Listing	The Company intends to apply to list the Notes on the NASDAQ Capital Market and, if the application is approved, expects trading in the Notes to begin within 30 days after the Notes are first issued.
CUSIP	14054R 403
ISIN	US14054R4039
Use of Proceeds

The Company expects to use a portion of the net proceeds from this offering, together with the net proceeds from the offering of the Company’s 6.00% fixed-rate notes due 2022 that was completed on May 16, 2017 (the “2022 Notes”), to redeem all of the outstanding indebtedness under its 7.125% fixed-rate notes due 2021 (the “2014 Notes”), which currently have an aggregate principal amount of approximately $113.4 million, plus accrued interest. Any net proceeds from this offering, together with the net proceeds from the offering of the 2022 Notes, in excess of the outstanding indebtedness of the 2014 Notes will be used to repay borrowings under the Company’s senior secured revolving credit agreement.

Adjustment to conversion rate upon a make-whole fundamental change

The table below sets forth the number of additional shares, if any, of Company common stock to be added to the conversion rate per $25.00 principal amount of Notes that are converted in connection with a “make-whole fundamental change” as described in the Preliminary Prospectus, based on the stock price and effective date of the make-whole fundamental change.

	Effective Stock Price
Effective Date	$13.78	$14.00	$14.50	$15.00	$15.50	$15.71	$16.00	$16.50	$17.00	$17.50	$18.00	$18.50

May 26, 2017	0.2228	0.2040	0.1647	0.1303	0.1003	0.0890	0.0747	0.0532	0.0355	0.0216	0.0113	0.0046

May 31, 2018	0.2228	0.2040	0.1647	0.1303	0.1003	0.0890	0.0747	0.0532	0.0355	0.0216	0.0113	0.0046

May 31, 2019	0.2228	0.2040	0.1647	0.1303	0.1003	0.0890	0.0747	0.0526	0.0347	0.0210	0.0111	0.0046

May 31, 2020	0.2228	0.2040	0.1647	0.1303	0.0981	0.0859	0.0706	0.0483	0.0308	0.0177	0.0088	0.0035

May 31, 2021	0.2228	0.2040	0.1605	0.1194	0.0852	0.0729	0.0577	0.0363	0.0207	0.0101	0.0040	0.0013

May 31, 2022	0.2228	0.1934	0.1327	0.0753	0.0215	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

The exact stock prices and effective dates may not be set forth in the table above, in which case

•	If the stock price is between two stock prices in the table or the effective date is between two effective dates in the table, the number of additional shares will be determined by a straight-line interpolation between the number of additional shares set forth for the higher and lower stock prices and the earlier and later effective dates, as applicable, based on a 365-day year.

•	If the stock price is greater than $18.50 per share (subject to adjustment in the same manner as the stock prices set forth in the column headings of the table above), no additional shares will be added to the conversion rate.

•	If the stock price is less than $13.78 per share (subject to adjustment in the same manner as the stock prices set forth in the column headings of the table above), no additional shares will be added to the conversion rate.

Notwithstanding the foregoing, in no event will the conversion rate per $25.00 principal amount of Notes exceed 1.8142, subject to adjustment in the same manner as the conversion rate as set forth under “Description of Notes—Conversion Rate Adjustments” in the Preliminary Prospectus.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The Preliminary Prospectus, which has been filed with the Securities and Exchange Commission, contains this and other information about the Company and should be read carefully before investing. You may get this document for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, the Company, the underwriters or any dealer participating in the offering will arrange to send you the Preliminary Prospectus if you request it by calling toll-free 1-800-966-1559.

The information in the Preliminary Prospectus, and in this announcement, is not complete and may be changed. The Preliminary Prospectus and this announcement are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.